UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2011 (June 23, 2011)

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On June 23, 2011,  Vanguard Natural Resources, LLC (“Vanguard” or the “Company”) filed a Current Report on Form 8-K (“the Original 8-K”) announcing that its wholly-owned subsidiary, Vanguard Permian, LLC, together with Encore Energy Partners LP, had entered into two Purchase and Sale Agreements, dated June 22, 2011, with a private seller (“Seller”) (the “PSAs”) to purchase producing oil and natural gas properties in the Permian Basin of West Texas (the “Properties”) for approximately $42.5 million each. As reported in a Current Report on Form 8-K filed on August 3, 2011, these transactions were consummated on July 29, 2011. This current report on Form 8-K/A amends and restates Item 9.01 of the Original 8-K in its entirety to provide the information required by Item 9.01 of Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited statement of revenues and direct operating expenses for the Properties for the year ended December 31, 2010 and the unaudited statement of revenues and direct operating expenses for the Properties for the six months ended June 30, 2011 and 2010 is filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b)	The following unaudited combined pro forma financial information of the Company and the notes thereto are included in Exhibit 99.2 hereto and are incorporated herein by reference:

•	Unaudited pro forma combined balance sheet as of June 30, 2011;

•	Unaudited pro forma combined statement of operations for the six months ended June 30, 2011; and

•	Unaudited pro forma combined statement of operations for the year ended December 31, 2010.

(c)	The summary pro forma combined oil, natural gas and natural gas liquids reserve data is included in Exhibit 99.3 hereto and incorporated herein by reference:

  (d)   Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.1
Purchase and Sale Agreement, dated June 22, 2011 among Vanguard Permian, LLC and Encore Energy Partners Operating, LLC and EnerVest Institutional Fund X-A, L.P. and EnerVest Institutional Fund X-WI, L.P. (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 001-33756) filed on June 23, 2011).

Exhibit 23.1	Consent of BDO USA, LLP

Exhibit 99.1
Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties Vanguard Natural Resources, LLC purchased on July 29, 2011 from Private Seller for the year ended December 31, 2010 and for the six months ended June 30, 2011 and 2010.

Exhibit 99.2	Unaudited pro forma combined financial information of Vanguard Natural Resources, LLC as of June 30, 2011 for the six months ended June 30, 2011 and for the year ended December 31, 2010.

Exhibit 99.3	Summary Pro Forma Combined Oil, Natural Gas and Natural Gas Liquids Reserve Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

	By:	/s/ Richard A. Robert
	Name:	Richard A. Robert
	Title:	Executive Vice President and Chief Financial Officer
September 16, 2011		(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.1
Purchase and Sale Agreement, dated June 22, 2011 among Vanguard Permian, LLC and Encore Energy Partners Operating, LLC and EnerVest Institutional Fund X-A, L.P. and EnerVest Institutional Fund X-WI, L.P. (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 001-33756) filed on June 23, 2011).

Exhibit 23.1	Consent of BDO USA, LLP

Exhibit 99.1
Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties Vanguard Natural Resources, LLC purchased on July 29, 2011 from Private Seller for the year ended December 31, 2010 and for the six months ended June 30, 2011 and 2010.

Exhibit 99.2	Unaudited pro forma combined financial information of Vanguard Natural Resources, LLC as of June 30, 2011 for the six months ended June 30, 2011 and for the year ended December 31, 2010.

Exhibit 99.3	Summary Pro Forma Combined Oil, Natural Gas and Natural Gas Liquids Reserve Data